Exhibit 10.21

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (this “First Amendment”) is made and entered into this February 28, 2005, by and between FIRST STATES INVESTORS 5200, LLC, a Delaware limited liability company (hereinafter called “Landlord”), and BANK OF AMERICA, N.A., a national banking association (hereinafter called “Tenant”). Terms with initial capital letters that are used, but not defined, in this First Amendment shall have the meanings assigned to such terms in the Master Lease (defined below).

BACKGROUND

A.    Landlord and Tenant are parties to a certain Master Lease Agreement dated as of October 1, 2004, respecting certain Leased Premises located within certain Properties, all as more fully described therein (the “Master Lease”).

B.Landlord and Tenant desire to amend the Master Lease to confirm that the Leased Premises identified on Exhibits A hereto (collectively, the “Third Party Separate Lease Premises”) and the Lease Premises identified on Exhibit B hereto (collectively, the “Continuing Term Separate Lease Premises”) have each been removed from, and are no longer subject to, the Master Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.Landlord and Tenant hereby confirm and agree that:

(a)    each of the Properties identified on Exhibit A hereto (collectively, the “Third Party Separate Lease Properties”) have been sold by Landlord to third party purchasers;

(b)    pursuant to Section 9.3 of the Master Lease, Tenant, as tenant, and the purchasers of the Third Party Separate Lease Properties, as landlord, have entered into Separate Leases (as defined in the Master Lease) with respect to the Third Party Separate Lease Premises located at the Third Party Separate Lease Properties; and

(c)    effective as of the commencement dates of each of the Separate Leases, the Master Lease was terminated with respect to the Third Party Separate Lease Premises, and the Third Party Separate Lease Premises were no longer subject to the terms and conditions of the Master Lease.

2.Landlord and Tenant hereby further confirm and agree that:

(a)    each of the Properties identified on Exhibit B hereto (collectively, the “Continuing Term Separate Lease Properties”) have been conveyed by Landlord to First States Investors 5300, LLC (“FSI 5300”), an Affiliate of Landlord;

(b)    simultaneously with the execution of this First Amendment, Tenant, as tenant, and FSI 5300, as landlord, have entered into a certain Continuing Term Master Lease Agreement (the “Continuing Term Master Lease”) with respect to Continuing Term Separate Lease Premises; and
(c)    effective as of the date hereof, the Master Lease is terminated with respect to the Continuing Term Separate Lease Premises, and the Continuing Term Separate Lease Premises are no longer subject to the terms and conditions of the Master Lease.
3.Exhibit A to the Master Lease is hereby amended by deleting it in its entirety and substituting Exhibit C attached hereto in lieu thereof.
4.The notice addresses of Landlord, Tenant and the Interest Holder as set forth in Section 1(a) of the Master Lease are hereby amended and restated as follows:

Landlord’s Address for Notices:	First States Investors 5200, LLC c/o First States Group, L.P. 680 Old York Road Jenkintown, PA 19046 Attention: Nicholas S. Schorsch, President and CEO Fax Number: (215) 887-9856

with a copy to:	First States Group, L.P. 680 Old York Road Jenkintown, PA 19046 Attention: Edward J. Matey Jr., General Counsel Fax: (215) 887-9856

Tenant’s Address for Notices:	Bank of America, N.A. 525 North Tryon 3rd Floor – Corporate Real Estate Department NC1-023-03-03 Charlotte, NC 28255 Attention: Property Services Fax: (704) 386-7339

with a copy to:	Bank of America, N.A. 525 North Tryon 4th Floor NC1-023-04-03 Charlotte, NC 28255 Attention: James Mezzanotte Fax: (704) 365-6075

and to:	Bank of America, N.A. 101 South Tryon Street, 29th Floor NC1-002-29-01 Charlotte, NC 28255

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Attention: Gary R. Preston, Assistant General Counsel Fax: (704) 388-4815

and to:	Trammell Crow Corporate Services, Inc. 2850 North Federal Highway Lighthouse Point, Florida 33064 Attention: Chuck Dunn, Senior Vice President Fax: (954) 786-4405

and to:	Jones Lang LaSalle Americas, Inc. 355 South Grand Avenue Suite 4280 Los Angeles, CA 90071 Attention: John L. Vinnicombe, Executive Vice President Fax: (213) 680-4933

Interest Holder’s Address for Notices:	German American Capital Corporation 60 Wall Street, 10th Floor New York, New York Attention: Chris Tognola and General Counsel Fax: (212) 250-4542 Confirmation: (212) 797-4487

and to:	Bear Stearns Commercial Mortgage, Inc. 383 Madison Avenue New York, New York 10179 Attention: J. Christopher Hoeffel Fax: (212) 272-7047 Confirmation: (212) 272-7918

with a copy to:	Orix Capital Markets Inc. 1717 Main Street Dallas, Texas 75201 Attention: Daniel K. Olsen Fax: N/A

And to:	Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019 Attention: Brian Krisberg, Esq. Fax: (212) 839-5599 Confirmation: (212) 839-5300

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5.The definition of Contraction Premises as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:
“Contraction Premises” shall have the meaning assigned to such term in Section 11.2. In addition, Contraction Premises shall mean and include any portion of the Expansion Space that Tenant elects to designate in a Contraction Rights Exercise Notice as subject to reduction pursuant to Tenant’s exercise of Tenant’s Early Termination Right and/or Termination Right.
6.The definition of Exchange Space as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:
“Exchange Space” shall mean, during the period beginning on the Commencement Date and ending on February 28, 2005, the number of square feet, if any, by which the Net Rentable Area of the Minimum Leased Premises exceeds the Net Rentable Area of the Lease Premises under this Lease plus the Net Rentable Area of the premises leased by Tenant under the Continuing Term Master Lease and the Separate Leases. From and after March 1, 2005, Exchange Space shall mean the number of square feet, if any, by which the Net Rentable Area of the Minimum Leased Premises exceeds the Net Rentable Area of the Leased Premises under this Lease, without regard to the Net Rentable Area of the premises leased by Tenant under the Continuing Term Master Lease or the Separate Leases. The Exchange Space shall be estimated by the parties on the Commencement Date and finalized, as of the Commencement Date, following the re-measurement of the Buildings in conformity with the Measurement Standard. The Exchange Space shall be reduced, from time to time, by the Net Rentable Area of (a) all Expansion Space added to Leased Premises pursuant to Article X of this Lease (effective, in each such case, as of the date the Expansion Space becomes Leased Premises) and (b) any Exchange Space removed from this Lease by Tenant’s express election and direction to use Early Termination Rights and/or Termination Rights to so remove such Exchange Space from this Lease in conformity with the provisions of Sections 11.4 and 11.5, as applicable, and increased, from time to time, by the Net Rentable Area of any Contraction Premises removed from the Leased Premises under this Lease by Tenant’s exercise of Relocation Rights, but not Early Termination Rights or Termination Rights (effective, in each such case, as of the date the Contraction Premises is no longer Leased Premises).
7.The definition of Minimum Leased Premises as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:
“Minimum Leased Premises” shall mean, during the period beginning on the Commencement Date and ending on February 28, 2005, the number of square feet determined by multiplying the Closing Properties NRA by 0.618. From and after March 1, 2005, Minimum Leased Premises shall mean the Net Rentable Area of Leased Premises under this Lease on the Commencement Date plus Thirty-Four Thousand Eight Hundred Ninety–One (34,891) square feet. The Minimum Leased Premises shall be estimated by Landlord and Tenant on the Commencement Date and finalized, effective as of the Commencement Date, following the re-measurement of the Closing Properties in conformity with the Measurement Standard.
8.The following new definition of Closing Properties NRA is hereby added to Section 1.1(b) of the Master Lease:

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“Closing Properties NRA” shall mean the Net Rentable Area of all of the Closing Properties acquired by Landlord (or its Affiliates) from Tenant (or its Affiliates) under the Purchase Agreement, whether or not such Closing Properties are occupied, in whole or in part, by Tenant, determined following the re-measurement of the Buildings in conformity with the Measurement Standard.
9.Section 5.7(b) of the Master Lease is hereby amended by adding the following new sentence as the second to last sentence thereof:
“Landlord’s approval of each revised Preliminary Drawing shall be given or withheld within ten (10) days following Landlord’s receipt thereof from Tenant.”
10.Section 11.5 of the Master Lease is hereby amended by deleting the last sentence thereof in its entirety and substituting the following in lieu thereof:
“Subject to the terms and conditions of this Article XI, Tenant shall have the right, exercisable at any time after the expiration of the sixth month of the fourth Lease Year and prior to the expiration of the Initial Term, to exercise Contraction Rights by surrendering to Landlord Contraction Premises containing up to Two Hundred Eighty-Two Thousand Eight Hundred Sixty (282,860) square feet of Net Rentable Area (i.e., six percent (6%) of Net Rentable Area of the Leased Premises under this Lease plus the premises leased by Tenant under the Continuing Term Master Lease and the Separate Leases plus the Exchange Space on the Commencement Date), in the aggregate (such rights, “Termination Rights”); provided that (a) until the expiration of the sixth month of the fourth Lease Year, Tenant may not exercise any Termination Rights and (b) prior to the expiration of the sixth month of the ninth Lease Year, Tenant shall only be permitted to exercise Termination Rights by sending Contraction Rights Exercise Notices to Landlord on Contraction Premises containing Net Rentable Area of up to One Hundred Forty-One Thousand Four Hundred Thirty (141,430) square feet of Net Rentable Area (i.e., three percent (3%) of Net Rentable Area of the Leased Premises under this Lease plus the premises leased by Tenant under the Continuing Term Master Lease and the Separate Leases plus the Exchange Space on the Commencement Date), in the aggregate.”
11.Section 9.3 of the Master Lease is hereby amended by deleting the last sentence thereof in its entirety and substituting the following in lieu thereof:
“Notwithstanding the foregoing, (a) in no event shall Tenant’s right to elect (without Landlord’s approval) a Five Year Term Separate Lease as provided in this Section 9.3 apply to any foreclosure of any Property or the delivery of any deed-in-lieu of foreclosure and Tenant’s right to elect (without Landlord’s approval) a Five Year Term Separate Lease shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure and (b) Tenant’s obligation to deliver its payment of Rent under a Separate Lease directly to the third party landlord thereunder shall not commence until Tenant has received at least ten (10) business days’ prior written notice of such landlord’s name, address and other payment information.”
12.Except as modified hereby, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect and are hereby ratified and affirmed by Landlord and Tenant.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date aforesaid.

LANDLORD:

FIRST STATES INVESTORS
Witness:	5200, LLC, a Delaware limited
liability company

/s/ Authorized signatory	By: /s/ Sonya A. Huffman
Name: Sonya A. Huffman
Title: Vice President

TENANT:

Witness:	BANK OF AMERICA, N.A.,
a national banking association
/s/ Authorized signatory
By: /s/ Michael F. Hord
Name: Michael F. Hord
Title: Senior Vice President

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EXHIBIT A

Schedule of Third Party Separate Lease Properties

NOTE: The Net Rentable Areas and Tenant Occupancy Percentages listed below are all based upon Landlord’s and Tenant’s original estimation of the Net Rentable Areas of the Leased Premises and the Building on the Commencement Date and are therefore subject to re-measurement in conformity with the Measurement Standard as expressed in the Master Lease.

	Project ID	Project Description	Leased Premises	Leased Premises %	Total SF	Agreed Upon Percentages
1	NJCARC176	301 Carnegie Ctr (pkg 3600 Br	43,300.00	33.9%	127,622	0.9185%
2	NYBROH076	300 Broad Hollow Rd (Corp HQ)	45,130.75	17.5%	257,436	0.9573%
	NYBROH080	Broadhollow Parking Lot	1.00	100.0%	1	0.0000%
3	NYHEMA076	60 Hempstead Ave	18,335.00	26.2%	69,998	0.3889%
	NYHEMA080	60 Hempstead Ave Parking	0.26	26.2%	1	0.0000%
4	PATOUD076	200 Tournament Dr	-	0.0%	83,729	0.0000%
			106,767	19.8%	538,787

EXHIBIT B

Schedule of Continuing Term Separate Lease Properties

NOTE: The Net Rentable Areas and Tenant Occupancy Percentages listed below are all based upon Landlord’s and Tenant’s original estimation of the Net Rentable Areas of the Leased Premises and the Building on the Commencement Date and are therefore subject to re-measurement in conformity with the Measurement Standard as expressed in the Master Lease.

	Project ID	Project Description	Leased Premises	Leased Premises %	Total SF	Agreed Upon Percentages*
1	CTFARA076	70 Farmington Ave	7,448.98	18.8%	39,532	0.1580%
2	CTPARL076	100 Park Lane Rd (Rte 202)	5,303.87	25.4%	20,874	0.1125%
3	CTWALS000	48 Wall St	7,020.54	29.9%	23,501	0.1489%
4	FLCOCV000	Cocoa Village Downtown	7,444.25	21.1%	35,208	0.1579%
5	FLGUL-000	Gulfgate	10,174.00	80.5%	12,632	0.2158%
6	FLLAKC100	Lake City Downtown	4,956.52	26.0%	19,031	0.1051%
7	FLLAKW500	Lake Wales Downtown	6,500.00	33.3%	19,500	0.1379%
8	GADUBM000	Dublin Main Office	-	0.0%	15,506	0.0000%
9	GAHOU-000	Houston (BS)	-	0.0%	7,000	0.0000%
10	KS38S-000	38th St. Facility	4,652.00	28.0%	16,587	0.0987%
11	MDLANP000	Langley Park	-	0.0%	13,116	0.0000%
	MDLANP080	Langley Park Parking	-	0.0%	1	0.0000%
12	MDTOW-000	Towson (NCNB)	3,602.00	33.3%	10,820	0.0764%
13	MEFLEC076	80 Exchange St (Fleet Ctr)	21,133.06	22.6%	93,598	0.4483%
14	MOEASA000	East Arrow	5,397.00	32.1%	16,798	0.1145%
15	MOKANC031	Kansas City Ops Center	228,636.02	73.6%	310,616	4.8498%
16	NJCENA000	Central Ave & Rte 46	-	0.0%	13,448	0.0000%
17	NJMAIS300	276 Main St	8,167.70	25.8%	31,630	0.1733%
18	NJNASS076	90 Nassau St (pkg 440 Vandeve	8,981.98	34.1%	26,359	0.1905%
19	NJRT13076	243 Rte 130	3,143.90	9.3%	33,911	0.0667%
20	NJRTS2000	263 Rts 202/31	3,885.63	34.7%	11,194	0.0824%

21	NMRAT-010	Raton--Motor Facility	774.00	100.0%	774	0.0164%
	NMRATM000	Raton--Main Facility	-	0.0%	14,108	0.0000%
22	NY540B076	540 Broadway	-	0.0%	62,737	0.0000%
23	NY79-M000	79 Main St	5,009.16	32.0%	15,663	0.1063%
	NYIRMA010	8 Irma Ave (Auto)	100.00	100.0%	100	0.0021%
24	NYFOUP076	10 Fountain Plz / 560 Main St	56,936.45	28.7%	198,259	1.2077%
25	NYJERA076	20 Jerusalem Ave	-	0.0%	26,657	0.0000%
26	NYLIBP076	200 Liberty Plz	2,176.00	5.8%	37,299	0.0462%
27	NYPREP076	500 East Genesee St (Presiden	-	0.0%	20,872	0.0000%
28	PALAW-000	6425 Rising Sun Ave (Lawndale	3,331.27	22.2%	15,000	0.0707%
29	PASANH030	1000 Sandy Hill Rd (Sandy Hil	1,400.00	3.1%	45,000	0.0297%
30	RIJORS030	50 Jordan St	-	0.0%	76,382	0.0000%
31	TNKIN-000	Kingsport	3,868.00	26.4%	14,625	8.2000%
32	TXPAM-000	Pampa - Main	5,044.54	27.3%	18,463	0.1070%
	TXPAM-010	Pampa Motor Bank	1,449.00	100.0%	1,449	3.0700%
33	VAPROR000	Providence Road	-	0.0%	10,819	0.0000%
			416,536	31.3%	1,329,069

* Aggregate Portfolio Purchase Price            $568,635,316.

EXHIBIT C

Amended and Restated Exhibit A to Master Lease

EXHIBIT A

Leased Premises, Building NRA, Leased Premises NRA and Tenant Occupancy Percentages

NOTE: The Net Rentable Areas and Tenant Occupancy Percentages listed below are all based upon Landlord’s and Tenant’s original estimation of the Net Rentable Areas of the Leased Premises and the Building on the Commencement Date and are therefore subject to re-measurement in conformity with the Measurement Standard as expressed in the Master Lease.

Project ID	Project Description	Leased Premises	Leased Premises %	Total SF	Agreed Upon Percentages *
ARBATM000	Batesville Main Facility	5,401.58	29.0%	18,603	0.1146%
ARBATP080	Batesville Parking	0.29	29.0%	1	0.0000%
ARBEN-000	Bentonville	8,754	81.4%	10,754	0.1857%
ARDOW-010	Downtown Drive-In	786	100.0%	786	0.0167%
ARMCA-080	McAdams Parking Lot	0.36	35.5%	1	0.0000%
ARMCAT030	McAdams Trust Building	7,182.81	35.5%	20,207	0.1524%
ARMOUH000	Mountain Home Main Facility	9,919.63	62.2%	15,959	0.2104%
AZRH-J000	R.H. Johnson Blvd	12,916	100.0%	12,916	0.2740%
CAARN-000	Arnold	10,573	100.0%	10,573	0.2243%
CABAYF000	Bay-Fair Branch	10,476.83	68.7%	15,255	0.2222%
CABURB000	Burlingame Branch	12,270	100.0%	12,270	0.2603%
CACANP100	Canoga Park Branch	10,899	100.0%	10,899	0.2312%
CACOLH000	College Heights	12,477	100.0%	12,477	0.2647%
CADIN-000	Dinuba	10,450	100.0%	10,450	0.2217%
CAEASF100	East Fresno	11,411	100.0%	11,411	0.2420%
CAEL-C400	El Camino-Keily Branch	5,642.64	42.9%	13,138	0.1197%
CAEURM000	Eureka Main Branch	14,222.91	77.8%	18,289	0.3017%
CAEURM080	Eureka Main Parking Lot	0.78	77.7%	1	0.0000%
CAFOL-000	Folsom	9,114.62	67.6%	13,486	0.1933%

CAFORB000	Fort Bragg Branch	8,539.80	70.1%	12,185	0.1811%
CAHAN-000	Hanford	11,008.00	78.9%	13,960	0.2335%
CAHEA-000	Healdsburg	11,060.00	100.0%	11,060	0.2346%
CAHEMM000	Hemet Main	17,800.00	100.0%	17,800	0.3776%
CAHILB200	Hilltop Branch	9,891.28	70.3%	14,080	0.2098%
CALANM000	Lancaster Main Office	13,953.00	75.2%	18,543	0.2960%
CALEM-000	Lemoore 587	9,113.00	88.4%	10,310	0.1933%
CALINV100	Lincoln Village	13,516.39	73.9%	18,294	0.2867%
CALIV-000	Livermore	17,590.00	100.0%	17,590	0.3731%

CAMAR-100	Marysville Branch	5,363.69	48.3%	11,105	0.1138%
CAMARL000	Martin Luther King Jr	12,232.00	100.0%	12,232	0.2595%
CAMIS2300	Mission-23rd St Branch	12,393.00	100.0%	12,393	0.2629%
CAMON-400	Montrose	10,859.00	100.0%	10,859	0.2303%
CAONTP000	Ontario Plaza	12,220.00	75.2%	16,250	0.2592%
CAORA-000	Orangevale Branch	9,718.46	69.5%	13,988	0.2061%
CAORO-100	Oroville Branch	6,284.43	48.5%	12,945	0.1333%
CAPET-000	Petaluma	13,262.72	76.5%	17,330	0.2813%
CAPLE-000	Pleasanton	8,885.89	67.4%	13,186	0.1885%
CAPOR-000	Porterville	11,513.00	74.2%	15,521	0.2442%
CAREE-000	Reedley	8,923.00	71.0%	12,568	0.1893%
CARES-000	Reseda Branch	10,964.00	77.4%	14,164	0.2326%
CARID-000	Ridgecrest	10,428.00	100.0%	10,428	0.2212%
CARID-080	Ridgecrest Parking	1.00	100.0%	1	0.0000%
CASEAB100	Seaside Branch	7,538.92	65.0%	11,605	0.1599%
CASHEO000	Sherman Oaks	10,595.00	100.0%	10,595	0.2247%
CASLAV000	Slauson-Vermont Branch	13,763.00	100.0%	13,763	0.2919%
CAST-H000	St Helena	12,568.00	100.0%	12,568	0.2666%
CASTOA000	Stockton Agri-Center	12,308.70	72.0%	17,087	0.2611%
CASUNI100	Sunnyvale Industrial Branch	9,577.31	49.4%	19,392	0.2032%
CASUSB000	Susanville Branch	8,244.43	66.6%	12,382	0.1749%
CATOLL000	Toluca Lake	14,175.00	100.0%	14,175	0.3007%
CATOLL080	Toluca Lake Parking	1.00	100.0%	1	0.0000%
CATUR-000	Turlock	12,113.00	83.5%	14,513	0.2569%
CAVACF000	Vacaville Financial Center	11,310.94	64.6%	17,510	0.2399%
CAVERB000	Vernon Branch	13,495.00	100.0%	13,495	0.2863%
CAWESL100	West Los Angeles Branch	15,348.00	100.0%	15,348	0.3256%
CAWILG100	Willow Glen Branch	6,338.35	62.1%	10,201	0.1344%
CAWOO-000	Woodland	8,367.74	50.3%	16,623	0.1775%
CTBATP076	70 Batterson Park Rd	126,711.00	100.0%	126,711	2.6878%

CTGREA076	240 Greenwich Ave (Exec)	31,873.00	83.8%	38,042	0.6761%
CTMAIS076	777 Main St	235,849.00	69.7%	338,337	5.0028%
DECHR-030	300 North Wakefield Dr (Chris	121,800.00	100.0%	121,800	2.5836%
FLBAY-300	Bayshore	10,608.22	60.3%	17,600	0.2250%
FLBAYP000	Bay Point	8,765.00	55.0%	15,922	0.1859%
FLBELB100	Bellair Bluffs	5,965.23	36.8%	16,230	0.1265%
FLBLO-100	Blountstown	6,549.00	52.6%	12,446	0.1389%
FLCHAH200	Charlotte Harbor	5,415.00	45.0%	12,030	0.1149%
FLCORR200	Coral Ridge (CF)	7,450.00	39.9%	18,687	0.1580%
FLCRYR000	Crystal River	10,260.00	76.0%	13,500	0.2176%
FLDAYB200	Daytona Beach Intl Speedway	14,400.00	100.0%	14,400	0.3055%
FLDELP000	Del Prado/Viscaya	7,606.00	61.0%	12,478	0.1613%
FLEASB100	East Bay Largo	8,030.00	49.1%	16,370	0.1703%
FLEASB110	East Bay Largo Drive-In	332.00	100.0%	332	0.0070%
FLEUS-010	Eustis-Remote Drive In	485.00	100.0%	485	0.0103%
FLEUS-100	Eustis	6,686.00	47.7%	14,029	0.1418%
FLFORM000	Fort Myers Beach	6,432.00	52.2%	12,324	0.1364%
FLFORW000	Fort Walton Beach	7,265.00	48.7%	14,931	0.1541%
FLFORW010	Fort Walton Beach Remote DI	400.00	100.0%	400	0.0085%
FLHOMO000	Homestead Office	12,393.00	79.8%	15,528	0.2629%
FLINDR000	Indian Rocks	6,480.05	41.0%	15,813	0.1375%
FLINV-010	Inverness Drive-In	350.00	100.0%	350	0.0074%
FLINV-400	Inverness	8,403.14	49.8%	16,860	0.1782%
FLJAC-200	Jacaranda/West Sunrise	7,668.00	50.0%	15,336	0.1627%
FLJAYO000	Jay Office	5,217.00	50.5%	10,334	0.1107%
FLLIVO100	Live Oak	4,910.38	27.3%	18,000	0.1042%
FLLON-000	Longwood/Central Pkwy	5,099.00	36.6%	13,916	0.1082%
FLMIAS000	Miami Shores/Shores Villages	6,996.00	38.5%	18,170	0.1484%
FLMIAS200	Miami Shores	5,974.00	50.9%	11,737	0.1267%
FLMID-300	Midway	14,092.00	100.0%	14,092	0.2989%

FLPAL-100	Palatka	3,632.71	33.6%	10,800	0.0771%
FLPALB030	Palm Beach Vault	14,252.00	100.0%	14,252	0.3023%
FLPLA-000	Plantation	13,296.00	100.0%	13,296	0.2820%
FLPLA-010	Plantation Drive-In	670.00	100.0%	670	0.0142%
FLSOUL000	South Lakeland/Lake Miriam	4,800.00	50.0%	9,600	0.1018%
FLST-P000	St. Petersburg Beach	5,612.00	48.0%	11,700	0.1190%
FLTARS000	Tarpon Springs	7,800.00	58.7%	13,280	0.1655%
FLTAV-100	Tavernier	7,560.00	73.0%	10,350	0.1604%
FLTROC000	Trouble Creek	5,998.00	38.8%	15,475	0.1272%
FLTROC010	Trouble Creek Remote Drive In	600.00	100.0%	600	0.0127%
FLWEEW000	Weeki Wachee	10,684.23	64.2%	16,630	0.2266%
FLWES-700	Westside	6,540.25	53.2%	12,300	0.1387%
GAABEV000	Aberdeen Village	13,990.00	73.4%	19,058	0.2968%
GADEC-000	Decatur (BS)	7,743.00	59.6%	13,000	0.1642%
GAEASP000	East Point	6,557.92	43.6%	15,042	0.1391%
GAFIT-010	Fitzgerald Drive-In	475.00	100.0%	475	0.0101%
GAFITM000	Fitzgerald Main	4,642.00	48.5%	9,575	0.0985%
GAHAR-010	Hartwell Drive-in	367.00	100.0%	367	0.0078%
GAHARM000	Hartwell Main	5,863.00	50.0%	11,726	0.1244%
GAJES-000	Jesup	6,700.00	55.4%	12,100	0.1421%
GANEWM000	Newnan Main	5,574.12	28.0%	19,940	0.1182%
MA102M076	1025 - 1075 Main (Building I	283,742.00	100.0%	283,742	6.0187%
MA46-P000	46 Pleasant St	7,540.61	34.5%	21,854	0.1600%
MAMALO030	200 Exchange St (Malden Ops C	311,587.00	100.0%	311,587	6.6093%
MAPLES076	700 Pleasant St	14,290.92	20.8%	68,718	0.3031%
MDEAS-000	Easton - BAL	-	0.0%	18,679	0.0000%
MDWHE-000	Wheaton	6,554.00	35.6%	18,391	0.1390%
MECOUS000	178 Court St	8,930.91	65.7%	13,600	0.1894%
MEGAND030	65 Gannett Dr	26,610.00	79.7%	33,403	0.5644%
MOBAL-000	Ballwin Facility	7,558.09	53.1%	14,221	0.1603%

MOBEL-000	Belton Facility	8,000.00	50.9%	15,720	0.1697%
MOFOR-200	Forsyth Facility	5,327.00	50.0%	10,645	0.1130%
MOFROS000	Front Street Facility	5,168.17	39.9%	12,949	0.1096%
MOI70N000	I-70 & Noland Facility	9,718.77	69.7%	13,941	0.2062%
MOMETH000	Metropolitan/Holmes	6,796.14	50.1%	13,573	0.1442%
MOOFAM000	O'Fallon MO Facility	4,097.37	35.8%	11,451	0.0869%
MOWES-100	Westport Facility	7,995.00	41.6%	19,228	0.1696%
NCGATC076	Gateway Center - Charlotte	298,091.00	96.1%	310,208	6.3231%
NCHENM200	Hendersonville Main Office	7,925.71	69.2%	11,460	0.1681%
NHCENS000	20 Central Sq	8,560.37	41.6%	20,593	0.1816%
NHMAIS076	143-157 Main St	26,737.00	51.0%	52,451	0.5671%
NHMARS000	3 Pleasant St (Market Sq)	14,189.00	100.0%	14,189	0.3010%
NJ310B000	3109 Bergenline Ave (31st S	6,031.00	43.2%	13,974	0.1279%
NJ639R000	639 Rte 18 & Arthur St	14,920.00	100.0%	14,920	0.3165%
NJBEER076	40 Beechwood Rd	13,132.00	100.0%	13,132	0.2786%
NJBELA076	209-215 Bellevue Ave	26,941.00	100.0%	26,941	0.5715%
NJCHAB000	150 Chambers Bridge Rd	5,936.00	35.0%	16,940	0.1259%
NJCRAR000	591 Cranbury Rd	10,587.27	66.6%	15,896	0.2246%
NJEASR000	54 East Ridgewood Ave	15,000.00	55.6%	27,000	0.3182%
NJHACS000	207-209 Hackensack St	4,937.00	42.2%	11,700	0.1047%
NJHUNS100	4 Hunter St	6,565.00	50.8%	12,917	0.1393%
NJHWY9076	3670 Hwy 9	19,651.00	77.5%	25,353	0.4168%
NJMAIC000	Main & Corliss	10,429.00	75.0%	13,914	0.2212%
NJMAPA100	161 Maplewood Ave (Main)	9,038.46	45.9%	19,706	0.1917%
NJNORW000	601,607-609 North Wood Ave	16,597.00	100.0%	16,597	0.3521%
NJNSRT070	395 N/S Rte 70	13,859.00	79.2%	17,490	0.2940%
NJRT-2076	1125 Rte 22 West	49,272.72	51.9%	94,932	1.0452%
NJRT-7076	4900 Rte 70	17,732.00	81.6%	21,732	0.3761%
NJSOUO000	8 South Orange Ave	4,967.00	37.6%	13,211	0.1054%
NJSOUW000	35 South Washington Ave	10,100.00	80.2%	12,600	0.2142%

NJSPRA200	367 Springfield Ave	14,941.00	100.0%	14,941	0.3169%
NJSUMR100	296 Summerhill Rd	7,945.00	49.3%	16,107	0.1685%
NJTILR000	1501 Tilton Rd	9,301.00	60.1%	15,478	0.1973%
NMAMA-000	Amador	6,756.00	62.8%	10,756	0.1433%
NMLASC076	Las Cruces Main Aux. Bldg.	-	0.0%	5,190	0.0000%
NMLASC080	Las Cruces Br. Parking	1.00	100.0%	1	0.0000%
NMSANF010	Santa Fe - Motor Bank	7,180.00	100.0%	7,180	0.1523%
NMSANF200	Santa Fe--Main Facility	15,629.02	48.2%	32,439	0.3315%
NVLASV030	Las Vegas Operations CTR	98,058.00	66.2%	148,058	2.0800%
NVRENO030	Reno Operations Center	22,658.00	55.7%	40,658	0.4806%
NY168S000	91-16 168th St	10,089.00	100.0%	10,089	0.2140%
NY333P000	3330 Park Ave	7,514.00	66.7%	11,264	0.1594%
NY575B030	575 Broadway (Peter D Kiernan	103,638.00	100.0%	103,638	2.1984%
NYBROR076	600 Broadhollow Rd	13,337.00	66.7%	20,004	0.2829%
NYCUTM020	17 Cutter Mill Rd	126.00	100.0%	126	0.0027%
NYEASA076	1 East Ave	73,160.00	74.1%	98,717	1.5519%
NYEASP000	52 East Park Ave	10,790.00	97.7%	11,040	0.2289%
NYGENS076	268 Genesee St (Complex)	36,000.00	49.6%	72,549	0.7636%
NYGENS176	120 Genesee St	30,295.00	62.9%	48,144	0.6426%
NYGRAA100	2300 Grand Ave	9,038.00	70.3%	12,849	0.1917%
NYHEM-076	15 Hempstead	32,574.00	100.0%	32,574	0.6910%
NYHEMA000	269 Hempstead Ave	7,875.00	68.2%	11,548	0.1670%
NYHEMT000	2310 Hempstead Tpke	8,038.00	72.6%	11,071	0.1705%
NYHEMT200	3161 Hempstead Tpke	11,788.00	100.0%	11,788	0.2500%
NYJAMS080	49 James St	1.00	100.0%	1	0.0000%
NYMERA076	15 Merrick Ave	17,117.00	70.2%	24,392	0.3631%
NYMIDN000	10 Middle Neck Rd	9,465.00	92.5%	10,236	0.2008%
NYSTAS076	500 State St	20,787.00	25.5%	81,577	0.4409%
NYSTAS176	69 State St	106,544.00	64.0%	166,506	2.2600%
NYSTAS276	63 State St	-	0.0%	8,164	0.0000%

NYTHIS076	418 Third St	11,118.00	54.4%	20,446	0.2358%
NYTRAR030	2970 Transit Rd	88,970.00	100.0%	88,970	1.8872%
OKBROA000	Broken Arrow Facility	5,646.00	54.0%	10,446	0.1198%
OKCAT-000	Catoosa Facility	5,476.45	47.3%	11,580	0.1162%
OKENI-000	Enid Facility	3,892.33	44.8%	8,681	0.0826%
OKFOUC000	Founder's Center	14,201.12	66.2%	21,468	0.3012%
OKNORP076	North Pointe Facility	6,097.00	12.7%	48,072	0.1293%
OKTULS000	Tulsa Security/31st Street	7,943.33	57.6%	13,791	0.1685%
OKWES-000	Western Drive In	5,365.72	53.5%	10,032	0.1138%
ORGRAP100	Grants Pass	7,828.34	38.5%	20,337	0.1661%
ORGRE-000	Gresham	12,687.00	83.3%	15,229	0.2691%
ORPAR-000	Parkrose	8,245.81	56.2%	14,682	0.1749%
ORRED-000	Redmond	3,649.05	72.4%	5,037	0.0774%
PABLAM030	550 Blair Mill Rd	95,990.00	100.0%	95,990	2.0361%
PABUSA100	9501 Bustleton Ave	18,500.00	100.0%	18,500	0.3924%
PAEAST100	6 East Trenton Ave	7,187.00	56.8%	12,650	0.1524%
RIDUPD076	125 Dupont Dr (operations ctr	150,558.00	85.4%	176,203	3.1936%
RIPOSR076	6725 Post Rd	8,772.00	37.7%	23,241	0.1861%
SCFLOM000	Florence Main Office	6,570.00	50.0%	13,140	0.1394%
SCGREM100	Greenwood Main Office	7,245.00	29.9%	24,241	0.1537%
SCHILH000	Hilton Head -- Pope Ave.	9,132.82	52.7%	17,340	0.1937%
SCROCH300	Rock Hill MO (RHNB)	10,317.00	59.8%	17,263	0.2188%
SCSPAM000	Spartanburg Main Office	11,990.00	64.2%	18,678	0.2543%
TNCLAM000	Clarksville Main Office	8,610.79	35.7%	24,142	0.1827%
TNCLAM081	Clarksville M.O. Pkg. Lot #2	0.29	29.2%	1	0.0000%
TNCOLM000	Columbia Main Office	5,292.94	45.8%	11,562	0.1123%
TNLEB-000	Lebanon Main Office	6,555.42	47.3%	13,847	0.1391%
TNOAKR000	Oak Ridge Main Office	9,115.00	50.0%	18,235	0.1933%
TNOAKR080	Oak Ridge Main Office Parking	1.00	100.0%	1	0.0000%

TXBEA-010	Beaumont Remote Motor Bank	6,660.00	100.0%	6,660	0.1413%
TXBEA-080	Beaumont Parking	1.00	100.0%	1	0.0000%
TXCAMW000	Camp Wisdom	4,425.33	57.6%	7,680	0.0939%
TXCAMW080	Camp Wisdom - Parking	0.58	57.6%	1	0.0000%
TXCAMW081	Camp Wisdom - Parking	0.58	57.6%	1	0.0000%
TXCAMW082	Camp Wisdom - Parking	0.58	57.6%	1	0.0000%
TXHAR-000	Harlandale	7,537.17	47.4%	15,904	0.1599%
TXHAR-010	Harlandale Remote Motor Bank I	1,289.00	100.0%	1,289	0.0273%
TXNED-000	Nederland	5,341.04	32.2%	16,574	0.1133%
TXNED-010	Nederland Remote Motor Bank	2,357.00	100.0%	2,357	0.0500%
TXNORH000	Northern Hills	8,042.00	100.0%	8,042	0.1706%
TXNORH010	Northern Hills Remote Motor Bk	1,300.00	17.7%	7,347	0.0276%
TXNORH050	Northern Hills Land	-	0.0%	1	0.0000%
TXSHOC100	Shoal Creek (BB)	5,379.00	57.6%	9,337	0.1141%
TXSTE-200	Steeplechase (Cy-Fair) (CH)	10,502.00	68.3%	15,372	0.2228%
TXUVA-000	Uvalde	4,935.23	38.5%	12,805	0.1047%
TXUVA-080	Uvalde - Parking	0.39	38.5%	1	0.0000%
TXWICF010	Wichita Falls Rmt Motor Bk	850.00	100.0%	850	0.0180%
TXWICF083	Wichita Falls - Parking	1.00	100.0%	1	0.0000%
TXWICF100	Wichita Falls (New)	8,876.00	59.1%	15,015	0.1883%
VAABI-000	Abingdon	6,900.00	59.4%	11,610	0.1464%
VACENS000	Central Springfield	9,404.00	43.7%	21,522	0.1995%
VACOLR000	Coliseum-Riverdale	10,595.00	71.6%	14,802	0.2247%
VAFAIC000	Fairfax Courthouse	16,130.00	100.0%	16,130	0.3421%
VAORA-000	Orange	6,467.00	49.6%	13,041	0.1372%
VAROBB000	Robinson & Broad	13,466.00	69.2%	19,465	0.2856%
WABAL-000	Ballard	9,675.88	55.0%	17,581	0.2052%
WACAM-000	Camas	3,830.13	48.5%	7,894	0.0812%
WACLA-000	Clarkston	9,009.00	100.0%	9,009	0.1911%
WAEDM-000	Edmonds	7,954.94	70.7%	11,251	0.1687%

WAGRE-000	Greenwood	7,622.36	62.2%	12,248	0.1617%
WAIND-000	Industrial Br	5,175.99	35.9%	14,437	0.1098%
WAKEN-100	Kennewick	9,336.62	70.1%	13,314	0.1980%
WALYN-000	Lynden Branch	4,501.06	52.7%	8,533	0.0955%
WALYN-080	Lynden BR Parking	0.53	52.8%	1	0.0000%
WAPORT000	Port Townsend	5,379.89	53.1%	10,133	0.1141%
WAQUI-000	Quincy Branch	4,065.79	47.9%	8,480	0.0862%
WASEQ-000	Sequim	8,948.83	69.9%	12,796	0.1898%
WAWENV000	Wenatchee Valley	9,892.31	56.0%	17,653	0.2098%
	Exchange Property	34,891	100.0%		0.7401%
		4,191,045	72.8%	5,760,538

* Aggregate Portfolio Purchase Price            $568,635,316.